UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 21, 2019
______________________
RealPage, Inc.
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-34846	75-2788861
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2201 Lakeside Boulevard			75082-4305
Richardson	,	Texas
(Address of principal executive offices)			(Zip Code)
(972) 820-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 21, 2019, the Board of Directors (the “Board”) of RealPage, Inc. (the “Company”) elected Dana Jones as a member of the Board, effective immediately, and designated Ms. Jones as a Class III director to stand for election at the Company’s 2022 annual meeting of stockholders. The Board also appointed Ms. Jones to serve as a member of the Board’s Compensation Committee.

The Board determined that Ms. Jones qualifies as an independent director under the director independence standards set forth in the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and the applicable listing rules of the Nasdaq Stock Market (“Nasdaq Rules”). The Board also determined that Ms. Jones is a “non-employee director” as such term is defined by the rules and regulations of the SEC.

Ms. Jones participates in the Company’s Independent Director Compensation Plan (the "Plan"). The description of the Plan is set forth under the caption “Discussion of Director Compensation” in the Company’s Proxy Statement filed on April 26, 2019, and is incorporated into this Item 5.02 by reference. Pursuant to the Plan, Ms. Jones received a prorated annual grant of restricted stock units in the amount of 1,471 shares as of the date of her appointment, will be eligible to receive annual equity grants on April 1 of each year thereafter, and is eligible to receive the Board member retainer and Compensation Committee member retainer effective as of the date of her appointment.

There are no arrangements or understandings related to Ms. Jones pursuant to which she was selected as a director, she has no family relationship with any of the Company’s directors or executive officers and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of SEC Regulation S-K.

Ms. Jones has executed the Company’s form of indemnification agreement, which form was filed as Exhibit 10.1 to the Company's Registration Statement on Form S-1 filed with the SEC on April 29, 2010.

Item 7.01	Regulation FD Disclosure.
On October 23, 2019, the Company issued a press release relating to the matters set forth in the above Item 5.02. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished by this Current Report on Form 8-K under Item 7.01 attached hereto shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by RealPage, Inc. on October 23, 2019

Exhibit 99.1 attached hereto shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific references in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.

	By:	/s/ Stephen T. Winn
Stephen T. Winn
Chief Executive Officer, President and Chairman

Date: October 23, 2019